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                                 FIRST AMENDMENT
                          TO REVOLVING CREDIT AGREEMENT


     This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "First Amendment") dated as of September 2, 1994, by and among HPSC, INC. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, BANK OF AMERICA ILLINOIS (formerly know as Continental Bank N.A.) ("BoAI", and together with FNBB, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BoAI as co-agent for the Banks.
Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).

     WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of June 23, 1994 (as amended, modified or supplemented and in effect from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has requested that certain terms and provisions of the Credit Agreement be amended to enable the Borrower to enter into a Stock Purchase Agreement by and among the Borrower, Chemical Bank, William Brandt, Jr., Trustee of Healthco International, Inc., Debtor in Proceedings under Chapter 7, pending in United States Bankruptcy Court for the District of Massachusetts, Case No. 93-416040-JFQ, substantially in the form of EXHIBIT A attached hereto and made a part hereof; and

     WHEREAS, the Agent and the Banks, subject to the terms and provisions hereof have agreed to amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate place in the alphabetical sequence:


               "STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement entered into or to be entered into among the Borrower, Chemical Bank, William Brandt, Jr., Trustee of Healthco International, Inc., Debtor in Proceedings under Chapter 7, pending in United States Bankruptcy Court for the District of Massachusetts, Case No. 93-416040-JFQ, substantially in the form of EXHIBIT I attached hereto and made a part hereof."

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     Section 1.2.  REGULATIONS U AND X.  Section 6.17 of the Credit Agreement is
hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

               "6.17. REGULATIONS U AND X. The proceeds of the Loans shall be used for working capital purposes, except to the extent permitted by Section 7.12 of this Agreement. No portion of any Loan which is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" will be secured directly or indirectly by "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224."

     Section 1.3. USE OF PROCEEDS. Section 7.12 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

               "7.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely for working capital purposes, PROVIDED, HOWEVER, that the Borrower may use up to a maximum aggregate amount of $7,000,000 of proceeds of the Loans to purchase 1,949,182 shares of the Borrower's Common Stock, $0.01 par value, pursuant to the terms of the Stock Purchase Agreement, and PROVIDED FURTHER that the Borrower may not use more than $1,000,000 of proceeds of the Loans for the portion of the Purchase Price (as defined in the Stock Purchase Agreement) to be paid by the Borrower on the Closing Date (as defined in the Stock Purchase Agreement)."

     Section 1.4. CERTAIN NEGATIVE COVENANTS OF THE BORROWER. Section 8.1 of the Credit Agreement is hereby amended by adding to the end thereof the following new subsection (k):

               "(k) Indebtedness incurred pursuant to the Stock Purchase Agreement, PROVIDED that the aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries shall not exceed the aggregate principal amount of $9,000,000 at any time."

     Section 1.5. RESTRICTIONS ON LIENS. Section 8.2 of the Credit Agreement is hereby amended by inserting the following new subsection (j):

               "(j) liens on "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224."

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     Section 1.6.  RESTRICTIONS ON INVESTMENTS.  Section 8.3 of the Credit
Agreement is hereby amended by adding to the end thereof the following new subsection (j):

               "(j) Investments made pursuant to the Stock Purchase
          Agreement."

     Section 1.7. DISTRIBUTIONS. Section 8.4 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

               "8.4. DISTRIBUTIONS. The Borrower will not make any Distributions, PROVIDED, HOWEVER, that the Borrower may make payments required to be made pursuant to the provisions of the Stock Purchase Agreement so long as no Default or Event of Default has occurred and is continuing."

     Section 1.8. CONSOLIDATED TANGIBLE NET WORTH. Section 9.2 of the Credit Agreement is hereby amended by (a) inserting the following parenthetical phrase in subclause (iii) thereof following the text "proceeds of any sale" and before the text "by the Borrower or any of its Subsidiaries":

          "(other than up to $4,000,000 of proceeds from the re-sale by the Borrower of 949,182 shares of the Borrower's Common Stock, $0.01 par value, purchased pursuant to the Stock Purchase Agreement).", and

     (b) adding the following new subsection (iv) after subsection (iii) thereof:

          "(iv) MINUS up to $5,000,000 of the total Stock Purchase Price (as defined in the Stock Purchase Agreement) used to purchase shares of the Borrower's Common Stock, $0.01 par value, pursuant to the Stock Purchase Agreement which shares thereafter are to be either held by the Borrower as treasury shares or retired."

     Section 2. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective unless and until (a) the Bank receives counterparts of this First Amendment executed by each of the Borrower, the Banks, the Agent and the Guarantor and (b) all proceedings in connection with the transactions contemplated by this Amendment and all documents incident hereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     Section 3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower represents and warrants to the Agent and the Banks that (a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this First Amendment are true and correct in all material respects

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                                       -4-


on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in Sections 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this First Amendment; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.

     Section 4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and the Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby. All references in the Credit Agreement or any related agreement or instrument to Continental Bank N.A. shall hereafter be deemed to be references to BoAI.

     Section 5. EXPENSES AND FEES. The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this First Amendment and the documents referred to herein (including reasonable legal fees).

     Section 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon.

     Section 7. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose.

     Section 9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).




               IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

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                                   HPSC, INC.



                                   By: Rene Lefebure
                                      --------------------------------
                                       Rene Lefebure

                                   THE FIRST NATIONAL BANK
                                     OF BOSTON, individually and
                                      as Agent



                                   By: Mitchell Feldman
                                      --------------------------------
                                       Mitchell Feldman

                                   BANK OF AMERICA ILLINOIS, individually
                                     and as co-agent



                                   By: David Noda
                                      --------------------------------
                                       David Noda

CONSENTED TO BY THE UNDERSIGNED GUARANTOR:


AMERICAN COMMERCIAL
  FINANCE CORPORATION


By: John W. Everets
   ------------------------------
    John W. Everets